NEWS RELEASE
 CORPORATION
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Corporate Headquarters                                          COMPUWARE [LOGO]
One Campus Martius o Detroit, Michigan 48226
(313) 227-7300

For Immediate Release
January 11, 2008

          Compuware Corporation Announces Preliminary Financial Results

DETROIT--January 11, 2008--Compuware Corporation (NASDAQ: CPWR) today announced preliminary financial results for its quarter ended December 31, 2007.

"Compuware's products division had a good Q3, demonstrated by the $35 million year-over-year increase in total product commitments," said Compuware Chairman and CEO Peter Karmanos, Jr. "There was a high ratio of ratable versus up-front recognition for new software licenses in the quarter, and this resulted in lower than expected revenue and EPS for Q3. However, we all know that this is great for the long-term health of the business.

"Q3 also featured great cash flow from operations and an approximate $14 million year-over-year reduction in total operating expenses, before restructuring costs," continued Karmanos. "We will continue our efforts to systematically contain costs and will do what is necessary to drive revenues going forward."

The following financial metrics are for the quarters ending December 31, 2007 and 2006 (in millions, except earnings per share). All amounts are based on preliminary results.

                                                            2007        2006       Change
                                                           ------      ------      ------
      Total product commitments*                           $  204      $  169      $   35

      License revenue                                      $   79      $   86      $   (7)

      Maintenance revenue                                  $  120      $  114      $    6

      Professional services revenue                        $  110      $  115      $   (5)

      Operating expenses                                   $  263      $  272      $   (9)

      Operating expenses, before restructuring costs*      $  258      $  272      $  (14)

      Earnings per share                                   $ 0.13      $ 0.11      $ 0.02

      Earnings per share, before restructuring costs*      $ 0.14      $ 0.11      $ 0.03

      Cash flow from operations                            $   50      $   21      $   29

                                     -MORE-

Page 2
Compuware Corporation Announces Preliminary Financial Results
January 11, 2008

      *Non-GAAP financial information

Compuware will announce final results for its fiscal 2008 third quarter on January 24, 2008.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, this press release uses non-GAAP measures of operating expenses, earnings per share and revenue. The operating expense and earnings per share disclosures on a non-GAAP basis excluded the impact of restructuring charges. The non-GAAP revenue disclosures provide information on total product commitments. Compuware management believes the non-GAAP financial information provided in this release is useful to investors' understanding and assessment of Compuware's ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in operating and evaluating its business and as such has determined that it is important to provide this information to investors. A reconciliation of non-GAAP and GAAP earnings is continued in the financial statements following this release.

Compuware Corporation

Compuware Corporation (NASDAQ: CPWR) maximizes the value IT brings to the business by helping CIOs more effectively manage the business of IT. Compuware solutions accelerate the development, improve the quality and enhance the performance of critical business systems while enabling CIOs to align and govern the entire IT portfolio, increasing efficiency, cost control and employee productivity throughout the IT organization. Founded in 1973, Compuware serves the world's leading IT organizations, including more than 90 percent of the Fortune 100 companies. Learn more about Compuware at http://www.compuware.com.

                                      ###

Press Contact

Lisa Elkin, Vice President, Communications and Investor Relations,
+1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

                                     -MORE-

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                     RECONCILIATION OF NON-GAAP INFORMATION
                    (In Millions, except Earnings Per Share)

All amounts are based on preliminary results. Final numbers will be announced at our conference call on January 24, 2008.

                                                   QUARTER ENDED      QUARTER ENDED
                                                    December 31,      December 31,
                                                        2007               2006              Change
                                                   -------------      -------------      -------------
Operating expense reconciliation:

      GAAP operating expenses                      $         263      $         272      $          (9)

      Restructuring costs                                      5                                     5
                                                   -------------      -------------      -------------
      Operating expenses, as adjusted              $         258      $         272      $         (14)
                                                   =============      =============      =============

EPS reconciliation:

      GAAP diluted earnings per share              $        0.13      $        0.11      $        0.02

      Restructuring costs, net of tax                       0.01                                  0.01
                                                   -------------      -------------      -------------
      Diluted earnings per share, as adjusted      $        0.14      $        0.11      $        0.03
                                                   =============      =============      =============

As Compuware continues to emphasize solution selling, and given the terms of such contracts, the likelihood that software transactions will be recognized ratably over the maintenance term has increased. Therefore to understand the health of Compuware's software business, we believe it is important to consider the amount of product commitments during the reported periods.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                               PRODUCT COMMITMENTS
                                  (In Millions)

All amounts are based on preliminary results. Final numbers will be announced at our conference call on January 24, 2008.

                                                                    QUARTER ENDED       QUARTER ENDED
                                                                     December 31,        December 31,
                                                                         2007                2006               Change
                                                                    -------------       -------------       -------------
License revenue                                                     $          79       $          86       $          (7)

     Change in deferred license                                                14                   1                  13
                                                                    -------------       -------------       -------------
License contracts entered into during period                                   93                  87                   6
                                                                    -------------       -------------       -------------

Maintenance revenue                                                           120                 114                   6

     Change in deferred maintenance                                            (9)                (32)                 23
                                                                    -------------       -------------       -------------
Maintenance contracts & renewals entered into during period                   111                  82                  29
                                                                    -------------       -------------       -------------
Total products commitments during period                            $         204       $         169       $          35
                                                                    =============       =============       =============